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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                DECEMBER 26, 2008

                           NASCENT WINE COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                                        82-0576512
  ---------------------------                     ---------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                   333-120949
                            ------------------------
                            (Commission File Number)


      2355-B Paseo De Las Americas                              92154
        San Diego, California                                ------------
----------------------------------------                       Zip Code
(Address of Principal Executive Offices)

                                 (619) 661-0458
                  ---------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         On December 26, 2008, we determined to implement a restructuring plan, including reducing our employee workforce by approximately 90 employees, or 45% and closing certain under-performing warehouses. As a result of these cost reduction initiatives, we expect to incur aggregate restructuring charges and other costs of $100,000 to $125,000 in the first quarter of 2009. These anticipated charges primarily consist of severance and similar personnel-related expenses and expenses associated with facility shutdowns.

         These actions are the result of several factors including a decrease in our sales, the recent devaluation of the peso, and the difficult environment for borrowing and raising capital. Affected employees will be notified in January 2009 and all activities associated with the restructuring and cost reduction initiatives are expected to be completed within 60 days.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         As previously reported by us on December 30, 2008 on Form 8-K filed with the Securities and Exchange Commission (the "SEC"), Peter V. White, our Chief Financial Officer and Treasurer was granted an indefinite leave of absence and resigned as a member of our Board of Directors. Mr. White will continue to provide consulting services to us on an as needed basis.

         Effective December 26, 2008, Sandro Piancone, our Chief Executive Officer, assumed the duties of Chief Financial Officer on an interim basis (which includes the roles of principal financial officer and principal accounting officer). At his suggestion, Mr. Piancone's compensation will reduce to $1 per year. The other terms of Mr. Piancone's employment agreement between us and Mr. Piancone dated August 14, 2008, as filed with the SEC as exhibit 10.1 to the Form 10-Q, as amended, on August 19, 2008, remain unchanged.

         Mr. Piancone, 40, became our Chief Executive Officer in June 2006 in connection with our acquisition of the Piancone Group International, a firm he founded and acted as its Chief Executive Officer since January 2001. From January 2000 to February 2002, Mr. Piancone was also President and a director of E-Food Depot, USA, Inc.

         There are no arrangements or understandings between Mr. Piancone and any other persons pursuant to which Mr. Piancone was selected as interim Chief Financial Officer. There are no related party transactions, as provided for in
Item 404(a) of Regulation S-K, between Mr. Piancone and us nor is Mr. Piancone related to any other director or officer.



ITEM 7.01          REGULATION FD DISCLOSURE.

         On January 2, 2009, we issued a press release announcing our restructuring plans.

         The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

         The information in this Item 7.01 of this current report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         99.1     Press release dated January 2, 2009.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2009              NASCENT WINE COMPANY, INC.


                                   By: /s/ Sandro Piancone
                                       -----------------------------------------
                                       Sandro Piancone
                                       Chief Executive Officer and Interim Chief
                                       Financial Officer